Other income and other expenses	12 Months Ended
Dec. 31, 2020
Other income and other expenses
Other income and other expenses

20. Other income and other expenses

20.1Other operating income

Other operating income consists of exchange gains, damages/insurance proceeds and miscellaneous.

In EUR	2020	2019	2018
Exchange gains	3,326,593	911,779	1,297,223
Damages/insurance proceeds	12,282	21,224	15,099
Bargain purchase gain	—	—	2,992,660
Miscellaneous other operating income	1,630,159	1,425,994	717,495
Total	4,969,034	2,358,997	5,022,477

In 2020, miscellaneous other operating income mainly consists of tooling income in the amount of TEUR 492 (2019: TEUR 771), ECL reduction of TEUR 326 and income from release of other liabilities TEUR 274.

In 2018, miscellaneous other operating income mainly consisted of the tooling charges which were charged to the customer TEUR 345, other accrual release (TEUR 77), indemnities due to inadequate quality of received material (TEUR 70) and other small amounts of miscellaneous income.

20.2Other operating expenses

Other operating expenses include exchange losses, losses on disposal of fixed assets, other taxes, increase in bad debt provisions and miscellaneous.

In EUR	2020	2019	2018
Exchange losses	5,462,494	937,045	1,355,207
Losses on disposals of assets	76,561	16,565	—
Other taxes	—	1,190	8,039
Increase in bad debt provisions	323,200	572,928	255,886
Miscellaneous other operating expenses	1,297,265	1,887,415	1,412,148
Total	7,159,521	3,415,143	3,031,280

In 2020, miscellaneous other operating expense mainly consists of tooling expense in the amount of TEUR 836 (2019: TEUR 766; 2018: TEUR 560) and warranty expenses (TEUR 282). In 2019 and 2018 they also included accrued licensing fees (2019: TEUR 520; 2018: TEUR 0), off‑site expenses (2018: TEUR 285), custom duties (2018: TEUR 181) and other miscellaneous expenses.